UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event report) June 23, 2003

Pelican Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26601	58-2298215
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3767 Ranchero Drive, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

734-662-9733

(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Item 9.   Regulation FD Disclosure.

THE  INFORMATION IN THIS REPORT IS BEING  FURNISHED  PURSUANT TO ITEM 12 OF FORM 8-K IN ACCORDANCE WITH SEC RELEASE NO. 33-8216.

On June 23, 2003, Pelican Financial, Inc. issued a press release announcing a new president at Pelican National Bank.  A copy of the press release is attached as Exhibit 99.

Exhibit
99	Pelican Financial, Inc. press release dated June 23, 2003

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pelican Financial, Inc.

Dated:	June 23, 2003	/s/ Charles C. Huffman
Charles C. Huffman
President and Chief Executive Officer